EXHIBIT 10.4

--------------------------------------------------------------------------------
AWARD/CONTRACT      1.This Contract is A Rated Order     Rating      Page 1 of 2
                        Under DPAS (15 CFR 700)              DOA?
--------------------------------------------------------------------------------
2.Contract (Proc. Inst.   3.Effective Date    4.Requisition/Purchase Request/
  Indent) No.                                   Project No.
 DAAB07-02-C-P006                                     SEE SCHEDULE
--------------------------------------------------------------------------------
5.Issued By               Code W15P7T        6.Administered By       Code S0513A
                                               (If Other Than Item 5)
COMMANDER US ARMY CECOM, ACQ CENTER            DCMC SANTA ANA
AMSEL-ACCC-RT-E                                34 CIVIC CENTER PLAZA
ANITA FISCHER (732) 427-1343 new               P O BOX C-12700
FORT MONMOUTH, NJ 07703-5008                   SANTA ANA, CA 92712-2700


e-mail address:                                SCD c  PAS NONE  ADP PT SC1002
ANITA.FISCHER@MAIL1.MONMOUTH.ARMY.MIL
--------------------------------------------------------------------------------
7.Name And Address of Contractor                 8. Delivery
(No, Street, City, County, State, And Zip Code)
HI ENERGY MICRODEVICES, INC.                       |_| FOB Origin   |x| Other
10 MAUCHLY DRIVE                                                    (See Below)
IRVINE, CA 92618-2306                                               SEE SCHEDULE
                                                 -------------------------------
                                                 9. Discount For Prompt Payment
                                                 -------------------------------
                                                 10. Submit Invoices        Item
TYPE BUSINESS: Other Small Business              (4 Copies Unless            12
Performing in U.S.                                Otherwise Specified)
-------------------------------------------------
Code 076M8           Facility Code                To The Address Shown As:
--------------------------------------------------------------------------------
11.Ship To/Mark For       Code         12. Payment Will Be Made By   Code HQ0339
 SEE SCHEDULE                              DFAS-COLUMBUS CENTER
                                           WEST ENTITLEMENT OPERATIONS
                                           P O BOX 182381
                                           COLUMBUS, OH 43218-2391

--------------------------------------------------------------------------------
13. Authority For Using Other Than 14. Accounting and Appropriation Date Full And Open Competition [ ] 10 U.S.C.2304(c)( ) 41 U.S.C.253(c) ACRN: AA 21 2204000002627525P665502255Y
                                               S2B043  W15GK8
--------------------------------------------------------------------------------
15A.Item No.  15B.Schedule of    15C.Quantity   15D.Unit   15E.Unit   15F.Amount
              Supplies/Services                               Price
--------------------------------------------------------------------------------
SEE SCHEDULE   CONTRACT TYPE:         KIND OF CONTRACT:

               Firm-Fixed-Price         Research and Development Contracts
--------------------------------------------------------------------------------
                                        15G.Total Amount of Contract  $70,000.00
--------------------------------------------------------------------------------
                              16. Table of Contents
--------------------------------------------------------------------------------
(X) Section Description Page(s) (X) Section Description Page(s)
--------------------------------------------------------------------------------
           Part I - The Schedule                 Part II-Contract Clauses
--------------------------------------------------------------------------------
x    A       Solicitation/Contract  1             I     Contract Clauses
             Form
--------------------------------------------------------------------------------
     B       Supplies or Services and            PART III-List of Documents,
             Prices/Costs                        Exhibits, And Other Attachments
--------------------------------------------------------------------------------
     C       Description/Specs./                  J     List of Attachments
             Work Statement
--------------------------------------------------------------------------------
     D       Packaging and Marking               PART IV-Representations And
                                                 Instructions
--------------------------------------------------------------------------------
     E       Inspection and Acceptance            K     Representations,
                                                        Certifications, and
--------------------------------------------
     F       Deliveries or Performance                  Other Statements of
                                                        Offerors

--------------------------------------------------------------------------------
     G       Contract Administration              L     Intrs., Conds., and
             Data                                       Notices to Offerors
--------------------------------------------------------------------------------
     H       Special Contract Requirements        M     Evaluation Factors for
                                                        Award
--------------------------------------------------------------------------------
          Contracting Officer Will Complete Item 17 Or 18 As Applicable
--------------------------------------------------------------------------------
17. |x| Contractor's Negotiated Agreement (Contractor is required to sign this document and return 2 signed copies to issuing office.) Contractor agrees to
                    --------
furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] Award (Contractor is not required to sign this document.) Your offer on
Solicitation Number              including the additions or changes made by you
                   -------------
which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
--------------------------------------------------------------------------------
19A.Name And Title Of Signer (Type Or Print)    20A.Name of Contracting Officer
 KEITH COWAN, PRESIDENT                         VIRIGINIA KNIGHT
                                                ANDERSJ2@MONMOUTH.ARMY.MIL
                                                (732) 532-4348

--------------------------------------------------------------------------------
19B. Name of Contractor   19c.Date Signed    20B.United States   20C.Date Signed
                                                 Of America

By /s/ Keith Cowan             12 Feb 02     By
  ---------------------                        -------------------
  (Signature of person                         (Signature of
   authorized to sign)                          Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-152-8069             25-106           Standard Form 26 (Rev. 4-85)
PREVIOUS EDITIONS      GPO: 1985 0-478-632     Prescribed By GSA-FAR
UNUSABLE                                       (4.8 CFR) 53.214(a)

--------------------------------------------------------------------------------
                    Reference No. of Document Being Continued

    CONTINUATION SHEET                                              Page 2 of 21
                          PIIN/SIIN DAAB07-02-C-P006     MOD/AMD

--------------------------------------------------------------------------------
NAME OF OFFEROR or CONTRACTOR:  Hi ENERGY MICRODEVICES, INC.

--------------------------------------------------------------------------------
SECTION A - SUPPLEMENTAL INFORMATION

         Regulatory Cite               Title                           Date

         -----------------------------------------------------------------------

A-1      52.6106           NOTICE: SOLICITATION OMBUDSMAN             JUN/1997
     (a) The US Army Communications-Electronics Command (CECOM) has established the Office of Solicitation Ombudsman to assist industry in removing unnecessary and burdensome requirements from CECOM solicitations. The Ombudsman is authorized to suspend, cancel or revise solicitations that do not represent proper procurement practices or sound business judgment.

     (b) If you feel that a CECOM solicitation contains improper elements or can be further streamlined to promote more efficient use of taxpayer dollars, you

                                                                          ---
should first identify these issues to the Procuring Contracting Officer (PCO),
------------------------------------------------------------------------------
JUDITH A. ANDERSON (732) 427-1408. If the PCO is unable to resolve your concerns
--------------------------------------------------------------------------------
satisfactorily, or cannot do so in a timely manner, you are encouraged to call
------------------------------------------------------------------------------
the CECOM Ombudsman at (732) 532-3028. The PCO/Ombudsman should be advised at least 5 days prior to the date established in the solicitation for the receipt
      ------
of offers of any deficiency. You may also write to:

                      Commander, US ARMY CECOM
                      CECOM Acquisition Center
                      Solicitation Ombudsman
                      Attn: Mrs. Kathleen T. Walk
                      AMSEL-ACSB-B
                      Fort Monmouth, NJ  07703-5008

--------------------------------------------------------------------------------
                    Reference No. of Document Being Continued

    CONTINUATION SHEET                                              Page 3 of 21
                          PIIN/SIIN DAAB07-02-C-P006     MOD/AMD
--------------------------------------------------------------------------------
NAME OF OFFEROR or CONTRACTOR:  HI ENERGY MICRODEVICES, INC.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
ITEM NO.  SUPPLIES/SERVICES                                     QUANTITY    UNIT  UNIT PRICE    AMOUNT
------------------------------------------------------------------------------------------------------
          SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001      Supplies or Services and Prices/Costs
          -------------------------------------

0001A     HI ENERGY DEVICES - SUPER SENSOR                                  LO                $**NSP**
          --------------------------------                                                    --------

          NOUN: SBIR PHASE I - R&D EFFORT

          SECURITY CLASS: Unclassified This SBIR Phase I effort is for R&D services to develop a non-intrusive long-range trans- metal explosive-specific landmine super sensor operating as both primary and/or confirmation detector in accordance to the attached Statement of Work (SOW) at Section B. Attachment 001.

          These services are to be funded as payable reports/data items as outlined in CLINs 0002 through 0007 below.

                    (End of narrative B001)

          Inspection and Acceptance
          -------------------------
          INSPECTION: Destination   ACCEPTANCE: Destination

0002      Supplies or Services and Prices/Costs
          -------------------------------------

0002AA    SCIENTIFIC AND TECHINICAL REPORT                               1  EA                $11,667.00
          --------------------------------                                                    ----------

          NOUN: DATA ITEM
          SECURITY CLASS:  Unclassified
          PRON: 1G21072ACJ PRON AMD: 01 ACRN: AA
          AMS CD: 665502M4055
            The Progress, Status and Management Report shall be provided in accordance with (IAW)
            Contract Data Requirements List (CDRL), DI
            MGMT-80227, Exhibit A which references 5.1 of the Statement of Work (SOW).

          (End of Narrative B001)

          Inspection and Acceptance
          -------------------------
          INSPECTION: Destination   ACCEPTANCE: Destination

          Deliveries or Performance
          -------------------------
          DLVR SCH                               PERF COMPL
           REL CD            QUANTITY              DATE
          --------           --------            -----------
            001                 1                26-MAR-2002

                            $      11,667.00

0003      Supplies or Services and Prices/Costs
          -------------------------------------

0003AA    PROGRESS, STATUS AND MANAGEMENT REPORT                         1  EA                $11,667.00
          --------------------------------------                                              ----------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Reference No. of Document Being Continued

    CONTINUATION SHEET                                              Page 4 of 21
                          PIIN/SIIN DAAB07-02-C-P006     MOD/AMD

--------------------------------------------------------------------------------
NAME OF OFFEROR or CONTRACTOR:  HI ENERGY MICRODEVICES, INC.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
ITEM NO.  SUPPLIES/SERVICES                                     QUANTITY    UNIT  UNIT PRICE    AMOUNT
------------------------------------------------------------------------------------------------------
          NOUN: DATA ITEM
          SECURITY CLASS:  Unclassified
          PRON: 1G21072ACJ   PRON AMD: 01   ACRN: AA
          AMS CD: 665502M4055
            The Progress, Status and Management Report
            shall be provided in accordance with (IAW)
            Contract Data Requirements List (CDRL), DI
            MGMT-80227, Exhibit A which references 5.1
            of the Statement of Work (SOW).

                     (End of Narrative B001)

          Inspection and Acceptance
          -------------------------
          INSPECTION: Destination   ACCEPTANCE: Destination

          Deliveries or Performance
          -------------------------
          DLVR SCH                               PERF COMPL
           REL CD            QUANTITY               DATE
          --------           --------            -----------
            001                 1                15-APR-2002

                            $      11,667.00

0004      Supplies or Services and Prices/Costs
          -------------------------------------

0004AA    PROGRESS, STATUS AND MANAGEMENT REPORT                         1  EA                $11,667.00
          --------------------------------------                                              ----------

          NOUN: DATA ITEM

          SECURITY CLASS:  Unclassified

          PRON: 1G21072ACJ PRON AMD: 01 ACRN: AA
          AMS CD: 665502M4055

            The Progress, Status and Management Report shall be provided in accordance with (IAW)
            Contract Data Requirements List (CDRL), DI
            MGMT-80227, Exhibit A which references 5.1 of the Statement of Work (SOW).

                     (End of Narrative B001)

          Inspection and Acceptance
          -------------------------
          INSPECTION: Destination   ACCEPTANCE: Destination

          Deliveries or Performance
          -------------------------
          DLVR SCH                               PERF COMPL
           REL CD            QUANTITY              DATE
          --------           --------            ----------
            001                 1                15-MAY-2002

                            $      11,667.00

0005      Supplies or Services and Prices/Costs
          -------------------------------------

0005AA    PROGRESS, STATUS AND MANAGEMENT REPORT                         1  EA                $11,667.00
          --------------------------------------                                              ----------

          NOUN: DATA ITEM
          SECURITY CLASS:  Unclassified
          PRON: 1G21072ACJ    PRON AMD: 01    ACRN: AA
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Reference No. of Document Being Continued

    CONTINUATION SHEET                                              Page 5 of 21
                          PIIN/SIIN DAAB07-02-C-P006     MOD/AMD

--------------------------------------------------------------------------------
NAME OF OFFEROR or CONTRACTOR:  HI ENERGY MICRODEVICES, INC.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
ITEM NO.  SUPPLIES/SERVICES                                     QUANTITY    UNIT  UNIT PRICE    AMOUNT
------------------------------------------------------------------------------------------------------

          AMS CD: 665502M4055

            The Progress, Status and Management Report

            shall be provided in accordance with (IAW)

            Contract Data Requirements List (CDRL), DI

            MGMT-80227, Exhibit A which references 5.1 of the Statement of Work (SOW).

                     (End of Narrative B001)

          Inspection and Acceptance

          -------------------------
          INSPECTION: Destination   ACCEPTANCE: Destination

          Deliveries or Performance

          -------------------------
          DLVR SCH                               PERF COMPL
           REL CD            QUANTITY              DATE

          --------           --------            ----------
            001                 1                15-JUN-2002

                            $      11,667.00

0006      Supplies or Services and Prices/Costs

          -------------------------------------

0006AA    PROGRESS, STATUS AND MANAGEMENT REPORT                         1  EA                $11,666.00
          --------------------------------------                                              ----------

          NOUN: DATA ITEM

          SECURITY CLASS:  Unclassified

          PRON: 1G21072ACJ    PRON AMD: 01    ACRN: AA
          AMS CD: 665502M4055

            The Progress, Status and Management Report

            shall be provided in accordance with (IAW)

            Contract Data Requirements List (CDRL), DI

            MGMT-80227, Exhibit A which references 5.1 of the Statement of Work (SOW).

                    (End of Narrative B001)

          Inspection and Acceptance

          -------------------------
          INSPECTION: Destination   ACCEPTANCE: Destination

          Deliveries or Performance

          -------------------------
          DLVR SCH                               PERF COMPL
           REL CD            QUANTITY              DATE

          --------           --------            ----------
            001                 1                15-JUL-2002

                            $      11,666.00

0007      Supplies or Services and Prices/Costs

          -------------------------------------

0007AA    PROGRESS, STATUS AND MANAGEMENT REPORT                         1  EA                $11,666.00
          --------------------------------------                                              ----------

          NOUN: DATA ITEM

          SECURITY CLASS:  Unclassified

          PRON: 1G21072ACJ     PRON AMD:   01 ACRN: AA
          AMS CD: 665502M4055

            The Progress, Status and Management Report

            shall be provided in accordance with (IAW)

------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Reference No. of Document Being Continued

    CONTINUATION SHEET                                              Page 6 of 21
                          PIIN/SIIN DAAB07-02-C-P006     MOD/AMD

--------------------------------------------------------------------------------
NAME OF OFFEROR or CONTRACTOR:  HI ENERGY MICRODEVICES, INC.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
ITEM NO.  SUPPLIES/SERVICES                                     QUANTITY    UNIT  UNIT PRICE    AMOUNT
------------------------------------------------------------------------------------------------------

            Contract Data Requirements List (CDRL), DI

            MGMT-#0227, Exhibit A which references 5.1 of the Statement of Work (SOW).

                    (End of Narrative B001)

          Inspection and Acceptance

          -------------------------
          INSPECTION: Destination   ACCEPTANCE: Destination

          Deliveries or Performance

          -------------------------
          DLVR SCH                               PERF COMPL
           REL CD            QUANTITY               DATE

          --------           --------            ----------
            001                 1                15-AUG-2002

                            $      11,666.00

------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Reference No. of Document Being Continued

    CONTINUATION SHEET                                              Page 7 of 21
                          PIIN/SIIN DAAB07-02-C-P006     MOD/AMD

--------------------------------------------------------------------------------
NAME OF OFFEROR or CONTRACTOR:  HI ENERGY MICRODEVICES, INC.

--------------------------------------------------------------------------------
SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

           Regulatory Cite                 Title                        Date

           -------------------------------------------------------------------

    C-1    52.6900             ORDER OF PRECEDENCE, ISSUE OF          JUN/1997
                             SPECIFICATIONS (STATEMENT OF WORK)

     1. The documents listed at Attachment 1 (Statement of Work) are directly cited within this solicitation/contract and are furnished at Section J. The equipment on contract will be produced in accordance with these documents.

     2. The issue(s) (i.e., number, revision, title and issuance date) of the documents cited at Attachment (see Statement of Work) govern over any other issue of the same document(s) cited elsewhere within this solicitation/contract. However, when applicable, modifications/exceptions to these documents apply as specified in the provision entitled 'Modifications/Exceptions to Listed Specifications and Drawings' in Section C. When necessary, copies of cancelled or superseded specifications and/or standards applicable to this solicitation/contract are furnished at Section J (also see provision entitled 'Cancelled Specification Reinstated' in Section C).

     3. When applicable, a list or the Contract Data Requirements Lists (CDRLs - DD Form 14253) that apply to this contract is furnished at Exhibits A and B. The contractor will prepare and deliver the data and information in accordance with the requirements, quantities and schedules set forth by these CDRLs. The issue of the Data Item Description listed in the Acquisition Management Systems and Data Requirements Control List (AMSDL) (DOD 5010.12-L) dated -4- applies unless stated explicitly elsewhere in this solicitation/contract. When necessary, copies of canceled or superseded Data Item Descriptions applicable to this solicitation/contract are furnished at Section 3.

     4. The offeror/contractor is responsible for reviewing the entire solicitation/contract to identify all directly cited and subsequent referenced documents. Unless stated explicitly elsewhere in this solicitation/contract, the issue of these documents is that which appears in the hard copy edition of the Department of Defense Index of Specification and Standards (DoDISS), dated 01 July 2001, and Supplement September 2001. Immediately upon completion of this review, the offeror/contractor will notify the Procuring Contracting Officer
(PCO) of any conflicts or misunderstandings between this provision and other contractual requirements.

     5. All directly cited or referenced documents not furnished with this solicitation may be obtained as follows:

          a. Specifications. Standards and Data Item Descriptions listed in the DoDISS. Obtain these documents from:

                          DODSSP

                          Building 4/Section D

                          700 Robbins Avenue

                           Philadelphia, PA 19111-5094

                          FAX: (215) 697-1462

          Note that requests for specification MIL-E-1 must include reference to the tube type.

          b. Commercial Specifications, Standards, and Standards and Descriptions. When applicable, obtain these documents directly from the publisher.

          c. Standard Practice for Commercial Packaging (ASTM D 3951-95). When applicable, obtain this document from:

                          American Society for Testing and Materials
                          1916 Race Street
                          Philadelphia, PA 19103

NOTE: You may also obtain Specification and Standard Information via the Defense Standardization Program Office webpage, http://www.dodssp.daps.mil. Free

                                        --------------------------
registration for a UserID and password are required prior to using ASSIST-Online. In most cases, you will be able to download cases from your standard browser. The ASSIST-Online Website is located at:
http://assist.daps.mil.

     6. Notes for Solicitations Involving Government-Furnished Drawings. The drawings specified in this solicitation depict the physical and functional requirements for the complete item and parts thereof. They do not contain complete details of all intervening processes, from raw materials to finished products, which are necessary to fabricate, control, test, adjust, assemble and inspect the equipment on order.

          a. Drawing Review and Certification

               (1) The government has examined the Technical Data Package and believes that all drawings and related drawing lists needed to prepare a realistic bid/offer and construct the equipment are included therein.

--------------------------------------------------------------------------------
                         Reference No. of Document Being Continued

    CONTINUATION SHEET                                              Page 8 of 21
                          PIIN/SIIN DAAB07-02-C-P006     MOD/AMD

--------------------------------------------------------------------------------
NAME OF OFFEROR or CONTRACTOR:  HI ENERGY MICRODEVICES, INC.

--------------------------------------------------------------------------------
               (2) The bidder/offeror/contractor shall utilize the documents (35mm aperture card or digital computerized files) copies of the drawings supplied with this solicitation as a basis for preparing the bid/offer and constructing the equipment on order in the event of contract award. The bidder/offeror is responsible for assuring that these documents contain all drawings cited in Attachment -7-, excluding drawings for those items which will not be government-furnished for incorporation into equipment on order. Missing or illegible drawings must be reported to the PCO within 15 days after issuance of this solicitation.

               (3) Concurrent with the submission of the bid/offer, the bidder/offeror will certify that the document set of drawings in the bidder's/offeror's possession is complete and legible. If not submitted, the successful bidder/offeror will be required to furnish such certification prior to award.

               (4) Failure by the bidder/offeror to advise the government of any missing or illegible drawings, or to provide the certification described in paragraph 6.a (3) above will not be considered an excusable cause for late deliveries or the submission of nonconforming supplies nor constitute grounds for a claim against the government subsequent to contract award.

               b. Disposition of Drawings and Specifications.

          (1) Nonclassified drawings and specifications furnished with this solicitation/contract are not to be returned to the government. They may be retained by the offeror for future reference or disposed of in any manner at the discretion of the offeror.

          (2) Disposition of classified documents furnished with this solicitation/contract shall be in accordance with Chapter 5, Section 7, of the National Industrial Security Program Operating Manual (NISPOM), January 1995, DoD 5220,22-M.

     7. Discrepancies in Section B Item Descriptions. The bidder/offeror is responsible for notifying the PCO immediately in the event that:

     a. A line item in this solicitation does not identify the correct part number, drawing number, or specification, or

     b. The identification of such parts is inconsistent, or

     c. The line item refers to an obsolete part/model or a part/model which is no longer the latest baseline configuration for that time.

In such situations, the bidder/offeror will submit correcting information to the PCO for evaluation and action.

                      DEFINITION OF DAC/DAYS AFTER CONTRACT

     The abbreviation, 'DAC' for days after contract as used on the Contract Data Requirements List, DD Form 1423, attached to this solicitation or contract, means days after (checked date applies):

     (N/A) effective date of contract.

     (X) date of contract award.

(End of clause)

--------------------------------------------------------------------------------
                         Reference No. of Document Being Continued

    CONTINUATION SHEET                                              Page 9 of 21
                          PIIN/SIIN DAAB07-02-C-P006     MOD/AMD

--------------------------------------------------------------------------------
NAME OF OFFEROR or CONTRACTOR:  HI ENERGY MICRODEVICES, INC.

--------------------------------------------------------------------------------
SECTION D - PACKAGING AND MARKING

           Regulatory Cite                 Title                        Date

           --------------------------------------------------------------------

    D-1    52.7043               STANDARD PRACTICE FOR                APR/1999
                                 COMMERCIAL PACKAGING

     Commercial packaging of drawings, test reports, software, and other data items shall be in accordance with ASTM D 3951-98. Hardware deliverables shall also be packaged in accordance with ASTM D 3951-98. All packages shall be marked in accordance with MIL-STD-129 (a waiver-free document). Bar Code Markings are required IAW ANSI/AIM-BC1, Uniform Symbology Specification Code 39 and MIL-STD-129. Intermediate packaging is required to facilitate handling and inventory control whenever the size of the unit package is 64 cubic inches or less. Unit packs requiring intermediate packing shall be packed in quantities governed by the following:

     a. Maximum of 100 unit packs per intermediate container. b. Maximum net load of 40 pounds. c. Maximum size of 1.5 cubic feet with at least two dimensions not exceeding  16  inches.

Unless otherwise specified, shipments shall be unitized into a single load that can be handled as a unit throughout the distribution system. The supplier is responsible for performing package testing as specified in ASTM 3951-98. The government reserves the right to perform any of the tests.

Copies of ASTM D 3951-98 are available from the:

                                   American Society for Testing and Materials
                                   100 Barr Harbor Drive
                                   West Conshohocken, PA 19248-2959

--------------------------------------------------------------------------------
                         Reference No. of Document Being Continued

    CONTINUATION SHEET                                             Page 10 of 21
                          PIIN/SIIN DAAB07-02-C-P006     MOD/AMD

--------------------------------------------------------------------------------
NAME OF OFFEROR or CONTRACTOR:  HI ENERGY MICRODEVICES, INC.

--------------------------------------------------------------------------------
SECTION E - INSPECTION AND ACCEPTANCE

           Regulatory Cite                 Title                        Date

           --------------------------------------------------------------------
    E-1    52.246-01             CONTRACTOR INSPECTION REQUIREMENTS   APR/1984
    E-2    52.246-09             INSPECTION OF RESEARCH AND

                                 DEVELOPMENT (SHORT FORM)             APR/1984

    E-3    52.246-16             RESPONSIBILITY FOR SUPPLIES          APR/1984

--------------------------------------------------------------------------------
                         Reference No. of Document Being Continued

    CONTINUATION SHEET                                             Page 11 of 21
                          PIIN/SIIN DAAB07-02-C-P006     MOD/AMD

--------------------------------------------------------------------------------
NAME OF OFFEROR or CONTRACTOR:  HI ENERGY MICRODEVICES, INC.

--------------------------------------------------------------------------------
SECTION F - DELIVERIES OR PERFORMANCE

           Regulatory Cite                 Title                        Date

           --------------------------------------------------------------------
    F-1    52.242-15             STOP-WORK ORDER                     AUG/1989
    F-2    52.242-17             GOVERNMENT DELAY OF WORK            APR/1984
    F-3    52.247-34             F.O.B. DESTINATION                  NOV/1991

--------------------------------------------------------------------------------
                         Reference No. of Document Being Continued

    CONTINUATION SHEET                                             Page 12 of 21
                          PIIN/SIIN DAAB07-02-C-P006     MOD/AMD

--------------------------------------------------------------------------------
NAME OF OFFEROR or CONTRACTOR:  HI ENERGY MICRODEVICES, INC.

--------------------------------------------------------------------------------
SECTION G - CONTRACT ADMINISTRATION DATA


                                                                             JOB

LINE      PRON/           OBLG                                         ORDER  ACCOUNTING  OBLIGATED
ITEM      AMS CD    ACRN  STAT        ACCOUNTING CLASSIFICATION        NUMBER  STATION    AMOUNT
------  ----------  ----- ----  -------------------------------------  ------  -------  -----------
0002AA  1G21072ACJ    AA     2  21 2204000002627525P665502255Y S28043  2JF8M4  W15GK8   $11,667.00
     665502M4055

0003AA  1G21072ACJ    AA     2  21 2204000002627525P665502255Y S28043  2JF8M4  W15GK8   $11,667.00
     665502M4055

0004AA  1G21072ACJ    AA     2  21 2204000002627525P665502255Y S28043  2JF8M4  W15GK8   $11,667.00
     665502M4055

0005AA  1G21072ACJ    AA     2  21 2204000002627525P665502255Y S28043  2JF8M4  W15GK8   $11,667.00
     665502M4055

0006AA  1G21072ACJ    AA     2  21 2204000002627525P665502255Y S28043  2JF8M4  W15GK8   $11,666.00
     665502M4055

0007AA  1021072ACJ    AA     2  21 2204000002627525P665502255Y S28043  2JF8M4  W15GK8   $11,666.00
     665502M4055
                                                                                       -----------
                                                                               TOTAL    $70,000.00



SERVICE                                                                    ACCOUNTING   OBLIGATED
NAME          TOTAL BY ACRN   ACCOUNTING CLASSIFICATION                      STATION     AMOUNT
-------       -------------   -------------------------                    ----------  -----------
Army              AA          21 2204000002627525P665502255Y  S28043          W15GK8    $70,000.00
                                                                                        ----------

                                                                               TOTAL    $70,000.00


           Regulatory Cite                 Title                        Date

           --------------------------------------------------------------------

    G-1    252.204-7004        REQUIRED CENTRAL CONTRACTOR            NOV/2001
                               REGISTRATION (CCR)

     a)   Definitions.

          As used in this clause --

          (1) Central Contractor Registration (CCR) database means the primary DoD repository for contractor information required for the conduct of business with DoD.

          (2) Data Universal Numbering System (DUNS) number means the 9-digit number assigned by Dun and Bradstreet Information Services to identify unique business entities.

          (3) Data Universal Numbering System +4 (DUNS+4) number means the DUNS number assigned by Dun and Bradstreet plus a 4-digit suffix that may be assigned by a parent (controlling) business concern. This 4-digit suffix may be assigned at the discretion of the parent business concern for such purposes as identifying subunits or affiliates of the parent business concern.

          (4) Registered in the CCR database means that all mandatory information, including the DUNS number or the DUNS+4 number, if applicable, and the corresponding Commercial and Government Entity (CAGE) code, is in the CCR database; the DUNS number and the CAGE code have been validated; and all edits have been successfully completed.

     (b)(1) By submission of an offer, the offeror acknowledges the requirement that a prospective awardee must be registered in the CCR database prior to award, during performance, and through final payment of any contract resulting from this solicitation, except for awards to foreign vendors for work to be performed outside the United States.

          (2) The offeror shall provide to its DUNS or, if applicable, its DUNS+4 number with its offer, which will be used by the Contracting Officer to verify that the offeror is registered in the CCR database.

          (3) Lack of registration in the CCR database will make an offeror ineligible for award.

          (4) DoD has established a goal of registering an applicant in the CCR database within 48 hours after receipt of a complete and

--------------------------------------------------------------------------------
                         Reference No. of Document Being Continued

    CONTINUATION SHEET                                             Page 13 of 21
                          PIIN/SIIN DAAB07-02-C-P006     MOD/AMD

--------------------------------------------------------------------------------
NAME OF OFFEROR or CONTRACTOR:  HI ENERGY MICRODEVICES, INC.

--------------------------------------------------------------------------------
accurate application via the Internet. However, registration of an applicant submitting an application through a method other than the Internet may take up to 30 days. Therefore, offerors that are not registered should consider applying for registration immediately upon receipt of this solicitation.

     (c) The Contractor is responsible for the accuracy and completeness of the data within the CCR, and for any liability resulting from the Government's reliance on inaccurate or incomplete date. To remain registered in the CCR database after initial registration, the Contractor is required to confirm on an annual basis that its information in the CCR database is accurate and complete.

     (d) Offerors and contractors may obtain information and annual confirmation requirements by calling 1-888-227-2423, or via the Internet at:

                               http://www.ccr.gov

                                 (End of Clause)

    G-2    52.7025       PLACE OF PERFORMANCE AND SHIPPING POINT        MAR/1999

1. The work called for herein will be performed by the contractor at the following location(s):

     Location of Final Manufacture: IRVINE, CA 92618-2306
                                        (City, County, State)

     Packaging and Packing: IRVINE, CA 92618-2306

                            ---------------------
                                        (City, County, State)

     Shipping Point (at or near):  IRVINE, CA 92618-2306

                                        (Street Address, City, State, Zip Code)

     Producing Facilities: IRVINE, CA 92618-2306

                                  (Owner, Street Address, City, State, Zip Code)

     Operator:

                               (Operator, Street Address, City, State, Zip Code)

Contractor's office which will receive payment, supervise and administer the contract:

            10 MAUCHLY DRIVE, IRVINE, CA 92618-2306

     2. Contractor's address on the face page of the contract will be considered as the location of any of the above elements which are not completed to indicate a different address.

     3. UNCLASSIFIED CONTRACTS. Unless the prior written approval of the

        ----------------------
Procuring Contracting Officer (PCO) is obtained, the contractor shall not change the specified place of manufacture, packaging and packing, shipping point and/or producing facilities. Additionally, if such a change is made, the Government shall have the right to deduct from the contract price any increased costs (shipping, administration, etc.) which the Government may incur as a result of the change as well as any savings (labor costs, etc.) that the Government may be entitled to under the Changes clause.

     4. CLASSIFIED CONTRACTS AND ANY CONTRACT THE PERFORMACE OF WHICH WILL

        ------------------------------------------------------------------
REQUIRE ACCESS TO CLASSIFIED INFORMATION OR MATERIAL. Unless the written
----------------------------------------------------
approval of the Contracting Officer is obtained in advance, performance under this contract may not be carried on in any plant or factory other than that specified in paragraph 1 of this clause.

    G-3    52.7055       MANDATORY USE OF GOVERNMENT TO                JUN/1999
                           GOVERNMENT ELECTRONIC MAIL

     (a) Unless exempted by the Procuring Contracting Officer in writing, communication after contract award between government agencies shall be transmitted via electronic mail (e-mail).

     (b) The following examples include, but are not limited to, the types of communication that shall be transmitted via e-mail:

          Instructions  to  Contract  Ordering  Officer
          Instructions to  Administrative  Contracting  Officer*

--------------------------------------------------------------------------------
                         Reference No. of Document Being Continued

    CONTINUATION SHEET                                             Page 14 of 21
                          PIIN/SIIN DAAB07-02-C-P006     MOD/AMD

--------------------------------------------------------------------------------
NAME OF OFFEROR or CONTRACTOR:  HI ENERGY MICRODEVICES, INC.

--------------------------------------------------------------------------------

          Instructions to other Defense Contract Management Command personnel* Instructions to Defense Finance Administration Services Instructions to Defense Contract Audit Agency

     * Includes Government to Government data not covered by the Government's Defense Contract Management Contract ALERTS Program. Audits and audit requests shall be processed through the Monitoring and Analysis Branch, e-mail box AMSEL-AC-SP-D@mail1.monmouth.army.mil

-------------------------------------

     (c) See Section H Clause 52.6110, Mandatory Use of Contractor to Government Electronic Mail, for further guidance.

NOTE: Upon receipt of the contract, respective Government agencies using e-mail shall provide the Procuring Contracting Officer with their e-mail address, name, title, office symbol, contract number, telephone and fax numbers to the e-mail address set forth in Section H, 52.6110.

                                 (End of clause)

--------------------------------------------------------------------------------
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    CONTINUATION SHEET                                             Page 15 of 21
                          PIIN/SIIN DAAB07-02-C-P006     MOD/AMD

--------------------------------------------------------------------------------
NAME OF OFFEROR or CONTRACTOR:  HI ENERGY MICRODEVICES, INC.

--------------------------------------------------------------------------------
SECTION H - SPECIAL CONTRACT REQUIREMENTS

           Regulatory Cite                 Title                        Date

           ---------------------------------------------------------------------

    H-1    252.204-7003  CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT   APR/1992

    H-2    52.6110       MANDATORY USE OF CONTRACTOR TO                 JUN/1999
                            GOVERNMENT ELECTRNIC MAIL

(a) Unless exempted by the Contracting Officer in writing, communications after contract award shall be transmitted via electronic mail (e-mail). This shall include all communication between the Government and the contractor except Contract Awards, Contract Modifications, Proposals, Procurement Sensitive Information, Classified Information and Proprietary Information. Return receipt will be used if a commercial application is available. CECOM will announce commercial applications for these items when they are available. At that time the above items will also be sent via e-mail.

     (b) The format for all communication shall be compatible with the following: Microsoft Outlook/Windows NT

     (c) Files larger than 1/2 megabytes must use alternate means of transmission such as Zip Compression/Inflation (WinZip), File Transfer Protocol, WinFax or any Fax Modem. (Note: This includes both the text message and the attachment.) If an attachment is in binary format, the number of bytes for the attachment increases by 33%. Large items can be put on disk and mailed with the Contracting Officer's approval.

     (d) A copy of all communications, with the exception of technical reports, shall be provided to the contract specialist.

     (e) The following examples, include, but are not limited to, the types of communication that shall be transmitted via e-mail:

          Routine Letter

          Requests for Proposals under the contract Price Issues (except contractor pricing data) Contract Data Requirements List Submittals Contract Data Requirements List Comments Approvals/Disapprovals by the Government Technical Evaluations of Contract Items Clarifications Configuration Control Drawings (not to exceed 1/2 megabytes) Revised Shipping Instructions Change Order Directions

     (f) In order to be contractually binding, all Government communications must be sent from the Contracting Officer's e-mail address and contain the /s/ symbol above the Contracting Officer's signature block. The contractor shall designate the personnel with signature authority who can contractually bind the contractor. All binding contractor communication shall be sent from this contractor e-mail address.

     (g) The Government reserves the right to upgrade to more advanced commercial applications at any time during the life of the contract.

     (h) Upon award, the Contractor shall provide the Contracting Officer with a list of e-mail addresses for all administrative and technical personnel assigned to this contract. If known, the contractor shall also furnish the e-mail addresses of the Administrative Contracting Officer, DFAS and DCAA cognizant personnel. Upon receipt of the contract, all recipients are required to forward their e-mail address, name, title, office symbol, contract number, telephone number and fax number to the Contracting Officer's e-mail address listed below:

     (i)  The Contracting Officer's e-mail address is:
          Judith.Anderson@mail1.monmouth.army.mil The Contract Specialist's e-mail address is: Anita.Fischer@mail1.monmouth.army.mil The Technical Point of Contact's e-mail address is: placko@exchange.nvl.army.mil

                                 (End of clause)

    H-3    52.6115       MATERIAL INSPECTION AND RECEIVING REPORTS      APR/1999
                         (DD FORM 250) DFARS APPENDIX F

(a) Addresses required for special distribution in accordance with Table 2 and additional distribution requirements not covered by DOD PARS Appendix F, Tables 1 and 2 are as follows:

--------------------------------------------------------------------------------
                         Reference No. of Document Being Continued

    CONTINUATION SHEET                                             Page 16 of 21
                          PIIN/SIIN DAAB07-02-C-P006     MOD/AMD

--------------------------------------------------------------------------------
NAME OF OFFEROR or CONTRACTOR:  HI ENERGY MICRODEVICES, INC.

--------------------------------------------------------------------------------
        ADDRESS                                       NO. OF COPIES
        -------                                       -------------
        Commander,                                         1

        US Army CECOM

        ATTN: AMSEL-AC-CC-RT-E (Anita Fischer)

        Fort Monmouth, NJ 07703-5000

        Commander,                                         1

        US Army CECOM

        ATTN: AMSEL-RD-NV-ST-CM (Peter Lacko)

        Fort Monmouth, NJ 07703-5000

     (b) These special distribution instructions shall be included in any subcontract hereunder where the items produced by the subcontractor are to be shipped directly to the Government.

PROCEDURAL NOTE: in accordance with FAR 32.905(f), all invoice payments shall be supported by a receiving report or any other Government documentation authorizing payment to include, but not limited to the following:

     (1) Contract number or other authorization for supplies delivered or services performed.

     (2) Description of supplies delivered or services performed.

     (3) Quantities of supplies received and accepted or services performed, if applicable.

     (4) Date supplies delivered or services performed.

     (5) Date supplies or services were accepted by the designated Government official.

     (6) Signature, or when permitted by agency regulations, electronic equivalent, printed name, title, mailing address, and telephone number of the designated Government official responsible for acceptance or approval functions.

The Department of Defense Activity Address Code (DODAAC) may be used in lieu of the mailing address. E-mail addresses, if possible, shall be added to facilitate communication and the Contractor's Tax Identification Number (TIN) should also be included on the respective invoices for tracking purposes.

DPAS (Payment Office) WILL RETURN TO SENDER ANY RECEIVING REPORTS (INCLUDING DD
-------------------------------------------------------------------------------
FORM 250) WHICH DO NOT CONTAIN THE REQUIRED INFORMATION.
--------------------------------------------------------


    H-4    52.6195      CONTRACTOR AND COTR IDENTIFICATION      OCT/1999

Contracting personnel must identify themselves as "contractors" when attending meetings, answering Government telephones, or working in situations where their actions could be construed as official Government acts. The Government manager or Contracting Officer's Technical Representative (COTR) must ensure that the contracted employee displays his or her name and the name of the company while in the work area, wears and displays a building pass at all times, and includes the company's name in his or her email display.

If a Government manager wishes to send a contractor to any type of meeting where classified or sensitive unclassified material may be presented, the COTR must provide in writing or e-mail verification of the contractors' security clearance and/or need to know.

As prescribed by other laws herein, sexual harassment and other forms of discrimination are unacceptable conduct in the Army workplace whether committed by or against its Government or contractors' employees. Violations of this policy could result in joint liability for both the Army and the contractor(s).

The COTR point-of-contact for this acquisition is:     Mr. Peter Lacko
                                                                  (703) 704-3873

                                 (End of clause)

--------------------------------------------------------------------------------
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    CONTINUATION SHEET                                             Page 17 of 21
                          PIIN/SIIN DAAB07-02-C-P006     MOD/AMD

--------------------------------------------------------------------------------
NAME OF OFFEROR or CONTRACTOR:  HI ENERGY MICRODEVICES, INC.

--------------------------------------------------------------------------------

    H-5    252.235-7011        FINAL SCIENTIFIC OR               SEP/1999
                                TECHNICAL REPORT

     The Contractor shall submit two copies of the approved scientific or technical report delivered under this contract to the Defense Technical Information Center (DTIC), Attn: DTIC-OC, 8725 John J. Kingman Road, Suite 0944, Fort Belvoir, Virginia, VA 22060-6218. The Contractor shall include a completed Standard Form 298, Report Documentation Page, with each copy of the report. For submission of reports in other than paper copy, contact the Defense Technical Information Center, Attn: DTIC-OC, 8725 John J. Kingman Road, Suite 0944, Fort Belvoir, Virginia, VA 22060-6218.

    H-6    52.7520      RELEASE OF INFORMATION MATERIAL          SEPT/1997
                         TO THE PUBLIC BY PUBLICATION OR

                          OTHER MEANS OF DISSEMINATION

                        AND MARKING OF TECHNICAL REPORTS

                        POTENTIALLY DISCLOSING INVENTIONS

Scientific and technical information received in performance of, or generated by industry in performance of, an Army Contract will not be released to the public of it discloses classified or unclassified military applications, if the disclosure will be adverse to the national interest or will contain subject matter requiring review by the Department of Defense prior to release. In addition, release of information material which would generate national public interest is to be announced at the seat of Government and not by private industry. To preclude unauthorized release, information material which the contractor intends to publish or release to the public by other means will be forwarded to the Contracting Officer for approval prior to release. The following listing indicates the number of copies to be submitted for review and the time frame required by the Government to provide approval for release. The request for release shall indicate the date by which approval is required:


                                  Material to be                                 Number of  Days Required By

Approve                          Reviewed/Approved                                Copies     Government to

-------  -----------------------------------------------------------------  ---  ---------  ----------------

         Written materials and still photographs (properly captioned).                   1                20

         Scientific and Technical Papers and Presentations (each copy         3         30
         will include appropriate copies of all viewgraphs, photographs, charts, graphs and similar material properly captioned).

         Technical information which might pertain to potential 'subject                 3                30
         inventions', the 'Patent Rights' requirement in Section H.

         Fact Sheets, Pamphlets and Brochures (each copy will include 3 30 full text, layout and all illustrative material).

         Contractor Advertisements (each copy will include text and           1         20
         layout, including artwork and photographs as proposed for final publication).

         Exhibits-Design/Layout with test of copy to appear on display                   3                30
         material and all artwork and photographs proposed for

         exhibition.

         Motion Picture Production will have a series of reviews conducted as follows:

         (1)  Preliminary written story/concept                               3         30

         (2)  Final shooting script, including scene description/narration               3                25

         (3) Rough cut film minus sound track before final editing; copy of final draft narration or final print with final narration.


--------------------------------------------------------------------------------
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    CONTINUATION SHEET                                             Page 18 of 21
                          PIIN/SIIN DAAB07-02-C-P006     MOD/AMD

--------------------------------------------------------------------------------
NAME OF OFFEROR or CONTRACTOR:  HI ENERGY MICRODEVICES, INC.

--------------------------------------------------------------------------------

          TV  NEWS  FILM

          --------------

          One B-wind master for eventual release and file and two prints 30 for review and return to originator.

     (Material will be reviewed and normally approved at CECOM. Some documentation/material involving presentation outside the U.S.A. or material involving tri-service coordination will require US Army Materiel Command, Department of Army or Department of Defense approval. Fifteen (15) days additional time will be needed for approval of speeches and 40 days additional time will be needed for approval of manuscripts and other material, if approval is required above CECOM level.)

     Notification of approval to release may be received in writing or verbally. If received verbally, it will be confirmed in writing by the Contracting Officer. The contractor shall provide the name and telephone number of the person to be notified verbally.

MARKING OF TECHNICAL REPORTS POTENTIALLY DISCLOSING INVENTIONS

Any report of either an interim nature or any final report not intended for public distribution which contains potentially patentable subject matter, shall have the following legend prominently displayed on its cover:

    Notwithstanding any other legends marked hereon, this document contains information which may disclose a patentable invention in which the

     Government has a right, title or interest. Further distribution of this document to any non-governmental agency is prohibited without the written approval of US Army CECOM, Fort Monmouth, NJ (see 35 USC 205).

    H-7    52.7630      YEAR 2000 COMPLIANCE              APR/2001

The contractor shall ensure that products provided under this contract, to include hardware, software, firmware, and middleware, whether acting alone or combined as a system, are year 2000 compliant as defined at FAR Part 39.

--------------------------------------------------------------------------------
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    CONTINUATION SHEET                                             Page 19 of 21
                          PIIN/SIIN DAAB07-02-C-P006     MOD/AMD

--------------------------------------------------------------------------------
NAME OF OFFEROR or CONTRACTOR:  HI ENERGY MICRODEVICES, INC.

--------------------------------------------------------------------------------
SECTION I - CONTRACT CLAUSES


      Regulatory Cite                                   Title                                     Date

      ---------------  -----------------------------------------------------------------------  --------
I-1    52.202-1        DEFINITIONS                                                              DEC/2001
I-2    52.203-3        GRATUITIES                                                               APR/1984
I-3    52.203-5        CONVENANT AGAINST CONTINGENT FEES                                        APR/1984
I-4    52.203-6        RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT                    JUL/1996
I-5    52.203-6        RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT                    JUL/1995
                      (JUL 1995) AND ALTERNATE I (OCT 1995)

I-6    52.203-7        ANTI-KICKBACK PROCEDURES                                                 JUL/1995
I-7    52.203-8        CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL              JAN/1997
                       OR IMPROPER ACTIVITY

I-8    52.203-10       PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY                 JAN/1997
I-9    52.203-12       LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS         JUN/1997
I-10   52.204-4        PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER                          AUG/2000
I-11   52.209-6        PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH            JUL/1995
                       CONTRACTORS DEBARRED, SUSPENDED OR PROPOSED FOR DEBARMENT

I-12   52.211-15       DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS                             SEP/1990
I-13   52.215-6        ORDER OF PRECEDENCE--UNIFORM CONTRACT FORMAT                             OCT/1997
I-14   52.219-8        UTILIZATION OF SMALL BUSINESS CONCERNS                                   OCT/2000
I-15   52.222-1        NOTICE TO THE GOVERNMENT OF LABOR DISPUTES                               FEB/1997
I-16   52.222-20       WALSH-HEALEY PUBLIC CONTRACTS ACT                                        DEC/1996
I-17   52.222-35       EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE         DEC/2001
                      VIETNAM ERA & OTHER ELIGIBLE VETERANS

I-18   52.222-36       AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES                         JUN/1998
I-19   52.222-37       EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE         DEC/2001
                      VIETNAM ERA & OTHER ELIGIBLE VETERANS

I-20   52.223-6        DRUG-FREE WORKPLACE                                                      MAR/2001
I-21   52.223-14       TOXIC CHEMICAL RELEASE REPORTING                                         OCT/1996
I-22   52.225-10       NOTICE OF BUY AMERICAN ACT/BALANCE OF PAYMENTS PROGRAM                   FEB/2000
                       REQUIREMENT--CONSTRUCTION MATERIALS

I-23   52.225-13       RESTRICTIONS ON CERTAIN FOREIGN PURCHASES                                JUL/2000
I-24   52.227-2        NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT        AUG/1996
I-25   52.227-03       PATENT INDEMNITY                                                         APR/1984
I-26   52.227-09       REFUND OF ROYALTIES                                                      APR/1984
I-27   52.227-11       PATENT RIGHTS - RETENTION BY THE CONTRACTOR  (SHORT FORM)                JUN/1997
I-28   52.229-4        FEDERAL, STATE, AND LOCAL TAXES (NON-COMPETITIVE CONTRACT)               JAN/1991
I-29   52.229-05       TAXES - CONTRACTS PERFORMED IN U.S. POSESSIONS OR PUERTO RICO            APR/1984
I-30   52.230-2        COST ACCOUNTING STANDARDS                                                APR/1998
I-31   52.232-02       PAYMENTS UNDER FIXED-PRICE RESEARCH AND DEVELOPMENT CONTRACTS            APR/1984
I-32   52.232-08       DISCOUNTS FOR PROMPT PAYMENT                                             FEB/2002
I-33   52.232-11       EXTRAS                                                                   APR/1984
I-34   52.232-23  ALT  ASSIGNMENT OF CLAIMS (JAN 1986) AND ALTERNATE I (APR 1904)               JAN/1986
       I

I-35   52.232-25       PROMPT PAYMENT                                                           MAY/2001
I-36   52.232-33       PAYMENT BY ELECTRONIC FUNDS TRANSFER - CENTRAL CONTRACTOR                MAY/1999
                       REGISTRATION

I-37   52.233-1        DISPUTES                                                                 DEC/1999
I-38   52.233-3        PROTEST AFTER AWARD                                                      AUG/1996
I-39   52.242-13       BANKRUPTCY                                                               JUL/1995
I-40   52.243-01       CHANGES - FIXED-PRICE (AUG 1987) AND ALTERNATIVE V (APR 1984)            AUG/1987
I-41   52.244-5        COMPETITION IN SUBCONTRACTING                                            DEC/1996
I-42   52.248-25       LIMITATION OF LIABILITY                                                  FEB/1997
I-43   52.249-01       TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)              APR/1984
                       (SHORT FORM)

I-44   52.249-02       TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)              SEP/1996
I-45   52.249-04       TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (SERVICES) (SHORT FORM)    APR/1984
I-46   52.249-09       DEFAULT (FIXED-PRICE RESEARCH AND DEVELOPMENT)                           APR/1984
I-47   52.253-1        COMPUTER GENERATED FORMS                                                 JAN/1991
I-48   252.203-7001    PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-CONRACT-      MAR/1999
                       RELATED FELONIES

I-49   252.204-7000    DISCLOSURE OF INFORMATION                                                DEC/1991
I-50   252.200-7000    ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION UNDER      NOV/1995
                       THE INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY

I-51   252.225-7009    DUTY-FREE ENTRY--QUALIFYING COUNTRY SUPPLIES (END PRODUCTS AND           AUG/2000



--------------------------------------------------------------------------------
                         Reference No. of Document Being Continued

    CONTINUATION SHEET                                             Page 20 of 21
                          PIIN/SIIN DAAB07-02-C-P006     MOD/AMD

--------------------------------------------------------------------------------
NAME OF OFFEROR or CONTRACTOR:  HI ENERGY MICRODEVICES, INC.

--------------------------------------------------------------------------------

      Regulatory Cite                                   Title                                     Date

      ---------------  -----------------------------------------------------------------------  --------
                       COMPONENTS)

I-52   252.225-7012    PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES                              AUG/2000
I-53   252.225-7025    RESTRICTION ON ACQUISITION OF FORGINGS                                   JUN/1997
I-54   252.225-7031    SECONDARY ARAB BOYCOTT OF ISRAEL                                         JUN/1992
I-55   252.227-7018    RIGHTS IN NONCOMMERCIAL TECHNICAL DATA AND COMPUTER SOFTWARE--SMALL      JUN/1995
                       BUSINESS INNOVATIVE RESEARCH (SBIR) PROGRAM (JUN 1995) AND ALTERNATE
                       I (JUN 1995)

I-56   252.227-7027    DEFERRED ORDERING OF TECHNICAL DATA OR COMPUTER SOFTWARE                 APR/1988
I-57   252.227-7030    TECHNICAL DATA--WITHOLDING OF PAYMENT                                    MAR/2000
I-58   252.227-7036    DECLARATION OF TECHNICAL DATA CONFORMITY                                 JAN/1997
I-59   252.227-7037    VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA                     SEP/1999
I-60   252.227-7039    PATENTS - REPORTING OF SUBJECT INVENTIONS                                APR/1990
I-61   252.231-7000    SUPPLEMENTAL COST PRINCIPLES                                             DEC/1991
I-62   252.243-7001    PRICING OF CONTRACT MODIFICATIONS                                        DEC/1991
I-63   252.243-7002    CERTIFICATION OF REQUESTS FOR EQUITABLE ADJUSTMENT                       MAR/1998
I-64   252-246-7000    MATERIAL INSPECTION AND RECEIVING REPORT                                 DEC/1991

I-65   52.227-03       PATENT INDEMNITY (ALTERNATE II)                                          FEB/2001

The following paragraph (C) is added to the clause FAR 52.227-03 (APR 84), which is incorporated by reference:

     (c) This patent indemnification shall cover the following items.

This patent indemnification shall be applicable to any patent claims or suits against the Government arising out of any activity occurring pursuant to this contract regarding the making, use, or sale of any items, or materials; or the practicing of any processes; which, in either case, have been sold or offered for sale by the contractor or its subcontractors hereunder to the public, in the commercial open market, and to such items, materials, or processes with relativity minor modifications thereto.

    I-66    52.252-02     CLAUSES INCORPORATED BY REFERENCE        FEB/1998

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

--------------------------------------------------------------------------------
                         Reference No. of Document Being Continued

    CONTINUATION SHEET                                             Page 21 of 21
                          PIIN/SIIN DAAB07-02-C-P006     MOD/AMD

--------------------------------------------------------------------------------
NAME OF OFFEROR or CONTRACTOR:  HI ENERGY MICRODEVICES, INC.

--------------------------------------------------------------------------------

SECTION  J  -  LIST  OF  ATTACHMENTS


List of                                                                                   Number
Addenda                                   Title                                Date      of Pages  Transmitted By

--------------  ----------------------------------------------------------  -----------  --------  --------------
Exhibit A       CONTRACT DATA REQUIREMENTS LIST (CDRL), DD FORM 1423, DATA  28-NOV-2001
                ITEM DESCRIPTION, A001

Exhibit B       CONTRACT DATA REQUIREMENTS LIST (CDRL), DD FORM 1423, DATA  28-NOV-2001
                ITEM DESCRIPTION, B001

Attachment 001  STATEMENT OF WORK ENTITLED: *HIENERGY MICRODEVICES FOR

                SUPERSENSOR SBIR PHASE I *


                             PADDS DISTRIBUTION LIST

                                                                PCN: P10CC99114R
                                                                        PAGE:  1

                                                        PRINT DATE:  12-FEB-2002

PIIN  DAAB07-02-C-P006                                                   MOD NO:
SUBMITTED  BY  P3BEU                                   BUYER NAME: ANITA FISCHER
DOLLAR  VALUE  $  70,000.00                                   DD350 INCLUDED [X]


                                         NUMBER  DATE                                            NUMBER  DATE
                                         COPIES  STAMP                                           COPIES  STAMP
Office of PCO (Original Contract/Mod)       1           Procuring Element AMSEL-ACCC-RT-E           1

              Contractor                    1           Requiring Element ______ (Contract/Mod)     1
       Dup/Orig Contract/Mod                1
HI ENERGY MICRODEVICES, INC.                            DCMC SANTA ANA

6000 UNIVERSITY STATION                                 34 Civic Center Plaza
IRVINE, CA 92616-6000                                   P O BOX C-12700
                                                        SANTA ANA, CA 92712-2700

               Paying Office                            Contract Admin ADD Point                    1
                Contract/Mod                1           Contract/Mod                                1
DFAS - COLUMBUS CENTER                                  DFC/EL SEGUNDO
WEST ENTITLEMENT OPERATIONS                             P.O. BOX 182351
P.O. BOX 182381                                         COLUMBUS, OH 43218-2351
COLUMBUS, OH 43218-2191

             SBA Office
            Contract/Mod

No SBA Office

--------------------------------------------------------------------------------
                     CONTRACT DATA REQUIREMENTS LIST (CDRL)
--------------------------------------------------------------------------------

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the government Issuing Contracting Officer for the Contract/PR No. in Block E.

--------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.          B. EXHIBIT           C. CATEGORY:

                                                        TDP ____        TM ____           OTHER _MIS_
--------------------------------------------------------------------------------------------------------------------------

D. SYSTEM/ITEM                             E. CONTRACT/PR NO.            F. CONTRACTOR
   PHASE I SBIR                             TBD                             HIENERGY MICRODEVICES

--------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.    2. TITLE OF DATA ITEM                                3. SUBTITLE
                       SCIENTIFIC AND TECHNICAL REPORT                   FINAL REPORT                               17. PRICE GROUP

--------------------------------------------------------------------------------------------------------------------18. ESTIMATED
4. AUTHORITY (Data Acquisition Document No.)       5. CONTRACT REFERENCE            6. REQUIRING OFFICE                 TOTAL PRICE
  DI-MISC-80711A                                     SOW                               AMSEL-RD-NV-ST-CM

--------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ     9. DIST STATEMENT    10. FREQUENCY 12. DATE OF FIRST SUBMISSION   14.
  DD                 REQUIRED           ONE/F            SEE BLK 16                 DISTRIBUTION

                     D

--------------------------------------------------------------------------------------------------------------------------
                                                                                                               b. COPIES
                                                                                        a. ADDRESSEE
--------------------------------------------------------------------------------------------------------------------------
8. APP CODE                           11. AS OF DATE    13. DATE IF SUBSEQUENT SUBM.                              final
  A                                      D/A                SEE BLK 16
--------------------------------------------------------------------------------------------------------------------------
                                                                                                         draft  reg  repr
--------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                       AMSEL-RD-NV-ST-CM       1      1     0
                                                     ---------------------------------------------------------------------
  Documentation is to be prepared in contractor                                                           0      1     0
  format.
                                                                                    --------------------------------------

Draft report due via letter of transmittal NLT 45 days prior to the end of the technical effort. Government requires 21 days for review and comment.

BLOCK 9: Distribution Statement D - Distribution authorized to the Department of
Defense and DoD contractors only. Reason: To protect technical/operational data or information. Other requests shall be referred to AMSEL-RD-NV-ST-I.

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                    15. TOTAL --------->

--------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                                  H. DATE        I. APPROVED BY                            J. DATE
   /S/ PETER LACKO                              11/27/01            /S/ Shirley J. Matthews              11/28/01
                                                               SHIRLEY J. MATTHEWS
PROJECT LDR, ST-CM, NVESD
--------------------------------------------------------------------------------------------------------------------------


DD Form 1423-1, JUN 90          Previous editions are obsolete  Page  of   Pages

                                Statement of Work
                              HiEnergy Microdevices

                                       for
                            SuperSensor SBIR Phase I

SCOPE: HiEnergy Microdevices shall develop a "SuperSensor" as a non-intrusive long-range (1 meter or more) trans-metal mine detection system that can operate in the dual role of a locater ('primary detector') and an explosive specific confirmation sensor ('secondary detector'), or separately in either of the two roles.

1.0 BACKGROUND: The atometer is thus far that only detector that meets the requirements of the supersensor. It is based on the technique of tagged fast-neutron induced quanitative gamma-ray atometry, a technique that has been developed in a series of experiments carried out by California Atometry Collaboration. Tagged neutrons have been used for half a century now. Beginning with the early 1980's, the technique was applied to qualitative detection of the presence of chemical elements as well as for identification of the dominant elements in each voxel. The atometer consists of the following three components: Emitter of fast neutrons produced by a particle accelerator. Receiver of gamma rays, a solid state detector. Gammalyzer, a pulse electronics coincidence circuitry, that integrates and processes the signals from the emitter and the receiver.

2.0 APPLICABLE DOCUMENTS: The following documents form a part of this statement of work to the extent specified herein.

2.1   DATA ITEM DESCRIPTIONS:

      DI-MGMT-80227 Contractor's Progress, Status, and Management Report
      (Monthly)
      DI-MISC-80711A Scientific and Technical Reports (Final)

3.0   REQUIREMENTS:

3.1   The Contractor shall submit the required monthly and final reports.

3.2   Perform all Atometry parameter measurements.

4.0   PERIOD OF PERFORMANCE: The period of performance shall be 6 months.

5.0   DATA DELIVERABLES:

5.1 Progress, Status and management Reports: The contractor shall prepare and submit a monthly status report.

5.2 Scientific and Technical (S&T) Reports: The contractor shall prepare and submit final. The processing shall be described in full detail.

Peter Lacko
(703) 704-3873
/s/ Peter Lacko

CONTRACT DATA REQUIREMENTS LIST (CDRL)

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the government Issuing Contracting Officer for the Contract/PR No. in Block E.

A. CONTRACT LINE ITEM NO.

B. EXHIBIT

C. CATEGORY:

TDP ____ TM _______ OTHER_MGMT ___

D. SYSTEM/ITEM

PHASE I SBIR

E. CONTRACT/PR NO.

TBD

F. CONTRACTOR

HIENERGY MICRODEVICES

1. DATA ITEM NO.

2. TITLE OF DATA ITEM

PROGRESS, STATUS AND MANAGEMENT REPORT

3. SUBTITLE

4. AUTHORITY (Data Acquisition Document No.)

DI-MGMT-80227

5. CONTRACT REFERENCE

SOW

6. REQUIRING OFFICE

AMSEL-RD-NV-ST-CM

7. DD 250 REQ

LT

8. APP CODE

N/A

9. DIST STATEMENT

D

10. FREQUENCY

MTHLY

11. AS OF DATE

N/A

12. DATE OF FIRST SUBMISSION

45 DAC

13. DATE IF SUBSEQUENT SUBM.

N/A

14. DISTRIBUTION

0 1 0

a. ADDRESSEE final

AMSEL-RD-NV-ST-CM

0 1 0


15. TOTAL - - - - - - - - ->  0   1   0

16. REMARKS

Documentation is to be prepared in contractor format.
First report due NLT 45 days after contract award.
Subsequent reports are due NLT 15 days after the month being reported.

BLOCK 9: Distribution Statemetn D - Distribution authorized to the Department of Defense and DoD contractors only. Reason: To protect technical/operational data or information. Other requests shall be referred to AMSEL-RD-NV-ST-CM.

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY

/S/ PETER LACKO
PROJECT LDR, ST-CM,NVESD

H. DATE  ]

11/27/01

I.  APPROVED BY

/S/ Shirley J. Matthews
SHIRLEY J. MATTH


J. DATE

11/28/01

DD Form 1423-1, JUN 90 Previous editions are obsolete Page of Pages

CONTRACT DATA REQUIREMENTS LIST (CDRL)

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the government Issuing Contracting Officer for the Contract/PR No. in Block E.

A. CONTRACT LINE ITEM NO.

B. EXHIBIT

C. CATEGORY:

TDP ____ TM _______ OTHER_MIS

D. SYSTEM/ITEM

PHASE I SBIR

E. CONTRACT/PR NO.

TBD

F. CONTRACTOR

HIENERGY MICRODEVICES

1. DATA ITEM NO.

2. TITLE OF DATA ITEM

SCIENTIFIC AND TECHNICAL SUPPORT

3. SUBTITLE

FINAL REPORT

4. AUTHORITY (Data Acquisition Document No.)

DI-MISC-80711a

5. CONTRACT REFERENCE

SOW

6. REQUIRING OFFICE

AMSEL-RD-NV-ST-CM

7. DD 250 REQ

DD

8. APP CODE

A

9. DIST STATEMENT

D

10. FREQUENCY

ONE/F

11. AS OF DATE

N/A

12. DATE OF FIRST SUBMISSION

SEE BLOCK 16

13. DATE IF SUBSEQUENT SUBM.

SEE BLOCK 16

14. DISTRIBUTION

1 1 0

a. ADDRESSEE final

AMSEL-RD-NV-ST-CM

0 1 0


15. TOTAL - - - - - - - - ->  1   2   0

16. REMARKS

Documentation is to be prepared in contractor format.

Draft report due via letter of transmittal NLT 45 days prior to the end of the technical effort. Government requires 21 days for review and comment.

BLOCK 9: Distribution Statement D - Distribution authorized to the Department of Defense and DoD contractors only. Reason: To protect technical/operational data or information. Other requests shall be referred to AMSEL-RD-NV-ST-I.

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY

/S/ PETER LACKO
PROJECT LDR, ST-CM,NVESD

H. DATE  ]

11/27/01

I.  APPROVED BY

/S/ Shirley J. Matthews
SHIRLEY J. MATTH


J. DATE

 11/28/01

DD Form 1423-1, JUN 90 Previous editions are obsolete Page of Pages